MERCURY INTERNATIONAL VALUE V.I. FUND
                            of MERCURY VARIABLE TRUST

                        Supplement dated September 3, 2003
                       to the Prospectus dated May 1, 2003




         The Boards of each of Mercury Variable Trust (the "Trust") and Merrill Lynch Variable Series Funds, Inc. (the "Company") have approved an Agreement and Plan of Reorganization (the "Agreement and Plan") providing for the acquisition by Merrill Lynch International Value V.I. Fund ("ML International Value"), a series of the Company, of substantially all of the assets and the assumption of substantially all of the liabilities of Mercury International Value V.I. Fund ("Mercury International Value"), a series of the Trust, in exchange for newly-issued Class I shares of common stock of ML International Value (the "Reorganization"). After the completion of the Reorganization, Mercury International Value will be terminated as a series of the Trust and the Trust will be terminated both as a registered investment company under the Investment Company Act of 1940, as amended, and a Massachusetts business trust.

        The investment objectives of Mercury International Value and ML International Value are identical. It is intended that the Reorganization qualify for Federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986.

         The Agreement and Plan provides that, if the Reorganization takes place, shareholders of Mercury International Value will be entitled to receive Class I shares of common stock of ML International Value that have the same net asset value as the shares of Mercury International Value held immediately prior to the Reorganization.

         A special meeting of shareholders of Mercury International Value to consider the Agreement and Plan has been called for November 10, 2003. The record date for determining the shareholders of Mercury International Value entitled to receive notice of and to vote at such meeting is September 12, 2003. If all of the requisite approvals are obtained, it is anticipated that the Reorganization will take place in the fourth calendar quarter of 2003.